UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported):  July 25, 2005


                             AFP Imaging Corporation
             (Exact name of registrant as specified in its charter)


          New York                    0-10832                    13-2956272
(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)


                  250 Clearbrook Road
                  Elmsford, New York                                10523
       (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code: (914) 592-6100


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 25, 2005 the Company entered into an agreement with Del Global Technologies Corp., ("DEL") for the exclusive worldwide distribution of DEL manufactured Veterinary X-ray Systems. These systems produce and capture large format, up to 14" x 17" images (also referred to as "whole-body" images) in either state-of-the-art digital or x-ray film based modalities. The Company will offer eight different systems that range from the most basic starter x-ray system to a very sophisticated, integrated examination table and high frequency x-ray generator.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 25, 2005

                                       AFP Imaging Corporation


                                       By: /s/ Elise Nissen
                                           -------------------------------------
                                           Elise Nissen, Chief Financial Officer